Exhibit 99.1

Shore Bancshares Reports 2016 Results

EASTON, Md., Jan. 25, 2017 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $2.495 million or $0.20 per diluted common share for the fourth quarter of 2016, compared to net income of $2.411 million or $0.19 per diluted common share for the third quarter of 2016, and net income of $2.163 million or $0.17 per diluted common share for the fourth quarter of 2015. The Company reported net income of $9.638 million or $0.76 per diluted common share for fiscal year 2016, compared to net income of $7.108 million or $0.56 per diluted common share for fiscal year 2015, an increase of $2.530 million or 35.6%.

When comparing the fourth quarter of 2016 to the third quarter of 2016, net income increased due to higher net interest income resulting from increased loan volume, an increase in noninterest income and a decrease in provision for credit losses. When comparing the fourth quarter of 2016 to the fourth quarter of 2015, the improved results were driven by an increase in net interest income due to higher loan volume, and an increase in noninterest income. When comparing fiscal year 2016 to fiscal year 2015, improved earnings were due to an increase in net interest income of $2.7 million, an increase in noninterest income of $1.2 million, a decline in provision for credit losses of $227 thousand and the reduction of noninterest expenses of $203 thousand.

"2016 proved to be a great year for Shore Bancshares Inc. and its family of companies," said Lloyd L. "Scott" Beatty Jr. "During the year, we consolidated our bank subsidiaries (CNB and The Talbot Bank) and rebranded the merged bank as Shore United Bank. We feel strongly that our new name will travel well as we expand our footprint. Continued growth in both our deposit and loan portfolios during 2016 allowed us to achieve significantly improved earnings while continuing to strengthen our balance sheet. 2017 will be an exciting year. Earlier this month we announced the purchase of three branches on the western shore of Maryland. These new branches will allow us to expand our market, generate significant net interest income and diversify our loan portfolio."

Balance Sheet Review

Total assets were $1.160 billion at December 31, 2016, a $25.1 million, or 2.2%, increase when compared to $1.135 billion at the end of 2015. The higher amount of total assets was the result of significant loan growth of $76.4 million, primarily in the consumer and commercial real estate loan portfolios of $20.1 and $47.4 million, respectively. The significant growth in the loan portfolio was partially funded by deposit growth of $22.0 million and a decrease in investment securities of $45.7 million.

Total deposits at December 31, 2016 increased $22.0 million, or 2.3%, when compared to December 31, 2015. The increase in total deposits was mainly due to an increase in noninterest-bearing deposits of $31.9 million and savings deposits of $20.9 million, partially offset by a decrease in time deposits of $29.5 million and interest-bearing accounts of $1.3 million. Total stockholders' equity increased $7.3 million, or 5.0%, when compared to the end of 2015 primarily due to current year's earnings, partially offset by common stock dividends paid to shareholders of $1.8 million. At December 31, 2016, the ratio of total equity to total assets was 13.30% and the ratio of total tangible equity to total tangible assets was 12.32%, higher than the 12.95% and 11.93%, respectively, at December 31, 2015.

Review of Quarterly Financial Results

Net interest income was $10.0 million for the fourth quarter of 2016, compared to $9.7 million for the third quarter of 2016 and $9.3 million for the fourth quarter of 2015. The increase in net interest income for the fourth quarter of 2016 when compared to the third quarter of 2016 was the direct result of increased loan volume and lower rates paid on interest-bearing deposits. When comparing the fourth quarter of 2016 to the fourth quarter of 2015, significant loan growth resulted in an increase in average loans of $80.8 million. The Company's net interest margin was 3.63% for the fourth quarter of 2016, compared to 3.54% for the third quarter of 2016 and 3.45% for the fourth quarter of 2015. The increase in net interest margin was primarily due to the increase in loan volume which was partially funded through proceeds from the sale of short-term, lower yielding investments.

The provision for credit losses was $418 thousand for the fourth quarter of 2016, $605 thousand for the third quarter of 2016 and $475 thousand for the fourth quarter of 2015. The lower level of provision for credit losses when comparing the fourth quarter of 2016 to the third quarter of 2016 was primarily due to a decline in nonperforming assets of $2.6 million and a decrease in net charge-offs of $43 thousand. The level of provision for credit losses decreased when comparing the fourth quarter of 2016 to the fourth quarter of 2015, despite the growth in the loan portfolio, primarily due to declines in nonaccrual loans and troubled debt restructurings ("TDRs"). Net charge-offs were $306 thousand for the fourth quarter of 2016, $349 thousand for the third quarter of 2016 and $257 thousand for the fourth quarter of 2015. The ratio of annualized net charge-offs to average loans was 0.14% for the fourth quarter of 2016, 0.17% for the third quarter of 2016 and 0.13% for the fourth quarter of 2015. The ratio of the allowance for credit losses to period-end loans was 1.00% at December 31, 2016 and September 30, 2016, respectively. This was lower than the 1.05% at December 31, 2015.

At December 31, 2016, nonperforming assets, excluding TDRs, were $11.5 million, a decrease of $2.3 million, or 16.6%, when compared to September 30, 2016 and a decrease of $4.9 million, or 29.9%, when compared to December 31, 2015. Additionally, accruing TDRs were $13.0 million at December 31, 2016, a decrease of $272 thousand, or 2.0%, when compared to September 30, 2016 and a decrease of $2.5 million, or 16.1%, when compared to December 31, 2015. The positive trend in nonperforming assets and TDRs when comparing December 31, 2016 to both September 30, 2016 and December 31, 2015 was mainly accomplished through continued workout efforts and charge-offs over the last 12 months. At December 31, 2016, the ratio of nonperforming assets to total assets was 0.99%, lower than the 1.19% at September 30, 2016 and 1.44% at December 31, 2015. In addition, the ratio of accruing TDRs to total assets at December 31, 2016 was 1.12%, compared to 1.15% at September 30, 2016 and 1.37% at December 31, 2015, which reflects improved credit quality in the loan portfolio.

Total noninterest income for the fourth quarter of 2016 increased $49 thousand, or 1.2%, when compared to the third quarter of 2016 and increased $418 thousand, or 11.5%, when compared to the fourth quarter of 2015. The increase from the third quarter of 2016 was primarily due to a gain on sale of the Bank's credit card portfolio of $198 thousand which was sold in November of 2016 and the absence of a loss in other real estate owned of $130 thousand, almost entirely offset by a decline in insurance agency commissions of $257 thousand. The increase from the fourth quarter of 2015 of $418 thousand was the result of the gain on sale of the Bank's credit card portfolio, increases in service charges on deposit accounts, bank service fees, insurance agency commissions and wealth management fee income.

Total noninterest expense for the fourth quarter of 2016 increased $9 thousand, or 0.1%, when compared to the third quarter of 2016 and increased $276 thousand, or 3.1%, when compared to the fourth quarter of 2015. The increase from the third quarter of 2016 was due to an increase in write-downs of other real estate owned of $165 thousand and increased software expenses of $153 thousand, partially offset by a decrease in employee benefits of $103 thousand and data processing costs of $119 thousand. The increase from the fourth quarter of 2015 was primarily due to higher loan production and servicing costs, the direct result of higher loan volume, and an increase in write-downs of other real estate owned. These increases were partially offset by lower FDIC insurance premium expenses, the result of the consolidation of the two former bank subsidiaries.

Review of 2016 Financial Results

Net interest income for 2016 was $38.2 million, an increase of $2.7 million, or 7.7%, when compared to 2015 due to an increase in average earning assets of $43.1 million. The increase in interest income was primarily due to higher average balances on loans and lower average balances and rates paid on time deposits. Although the yields on loans declined compared to 2015, the funding of loan growth with lower yielding assets and lower cost liabilities resulted in a slight increase in yields on total interest earning assets. The increase in the average balance of loans along with the decrease in rates on interest bearing deposits resulted in an improved net interest margin to 3.56% for fiscal 2016 from 3.43% for fiscal 2015.

The provision for credit losses for 2016 and 2015 was $1.8 million and $2.1 million, respectively, while net charge-offs were $1.4 million and $1.5 million, respectively. The ratio of annualized net charge-offs to average loans was 0.17% for 2016 and 0.19% for 2015.

Total noninterest income for 2016 increased $1.2 million, or 8.0%, when compared to 2015. The increase was primarily due to increases in service charges on deposit accounts of $598 thousand, insurance agency commissions of $277 thousand, bank service and loan fees of $207 thousand and a gain on sale of the Bank's credit card portfolio of $198 thousand. These increases were partially offset by a decrease in trust and investment fee income of $185 thousand.

Total noninterest expense for 2016 decreased $203 thousand, or 0.5%, when compared to 2015. The decrease was primarily due to a decline in legal and professional fees of $505 thousand and reduced FDIC insurance premiums of $518 thousand, partially offset by consolidation expenses for the former bank subsidiaries of $507 thousand and increases in write-downs on other real estate owned of $115 thousand and employee salaries/wages and employee benefits of $174 thousand. The increased legal and professional fees in 2015 were the direct result of management outsourcing its internal audit function which resulted in significant implementation costs. In addition, the lower FDIC insurance premiums over the prior period are the direct result of the upgraded regulatory status and financial performance of the former Talbot Bank of Easton in the second quarter of 2015 and an adjustment of the annual assessment in the third quarter of 2016.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.						Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2016	2015	Change		2016	2015	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 9,965	$ 9,293	7.2%		$ 38,249	$ 35,525	7.7%
Provision for credit losses	418	475	(12.0)		1,848	2,075	(10.9)
Noninterest income	4,056	3,638	11.5		16,645	15,416	8.0
Noninterest expense	9,226	8,950	3.1		37,147	37,350	(0.5)
Income before income taxes	4,377	3,506	24.8		15,899	11,516	38.1
Income tax expense	1,882	1,343	40.1		6,261	4,408	42.0
Net income	$ 2,495	$ 2,163	15.3		$ 9,638	$ 7,108	35.6

Return on average assets	0.86%	0.75%	11	bp	0.84%	0.64%	20	bp
Return on average equity	6.39	5.85	54		6.32	4.93	139
Return on average tangible equity (1)	7.03	6.49	54		6.97	5.49	148
Net interest margin	3.63	3.45	18		3.56	3.43	13
Efficiency ratio - GAAP	65.50	69.10	(360)		67.43	73.21	(578)
Efficiency ratio - Non-GAAP (1)	65.28	68.84	(356)		67.23	72.95	(572)

PER SHARE DATA
Basic net income per common share	$ 0.20	$ 0.17	17.6%		$ 0.76	$ 0.56	35.7%
Diluted net income per common share	0.20	0.17	17.6		0.76	0.56	35.7
Dividends paid per common share	0.05	0.02	150.0		0.14	0.04	250.0
Book value per common share at period end	12.18	11.64	4.6
Tangible book value per common share at period end (1)	11.16	10.59	5.4
Market value at period end	15.25	10.88	40.2
Market range:
High	16.90	11.00	53.6		16.90	9.94	70.0
Low	11.49	10.64	8.0		10.23	8.51	20.2

AVERAGE BALANCE SHEET DATA
Loans	$ 866,360	$ 785,572	10.3%		$ 825,475	$ 748,101	10.3
Investment securities	175,417	213,307	(17.8)		196,236	232,288	(15.5)
Earning assets	1,100,197	1,072,728	2.6		1,079,954	1,036,839	4.2
Assets	1,159,131	1,137,430	1.9		1,141,142	1,105,666	3.2
Deposits	993,918	978,049	1.6		976,881	949,132	2.9
Stockholders' equity	155,367	146,597	6.0		152,426	144,176	5.7

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 306	$ 257	19.1%		$ 1,438	$ 1,454	(1.1)%

Nonaccrual loans	$ 8,972	$ 12,093	(25.8)
Loans 90 days past due and still accruing	20	7	185.7
Other real estate owned	2,477	4,252	(41.7)
Total nonperforming assets	11,469	16,352	(29.9)
Accruing troubled debt restructurings (TDRs)	13,001	15,495	(16.1)
Total nonperforming assets and accruing TDRs	$ 24,470	$ 31,847	(23.2)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.30%	12.95%	35	bp
Period-end tangible equity to tangible assets (1)	12.32	11.93	39

Annualized net charge-offs to average loans	0.14	0.13	1		0.17%	0.19%	(2)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.05	(5)
Nonaccrual loans	97.26	68.77	2,849
Nonperforming assets	76.08	50.86	2,522
Accruing TDRs	67.12	53.67	1,345
Nonperforming assets and accruing TDRs	35.66	26.11	955

As a percent of total loans:
Nonaccrual loans	1.03	1.52	(49)
Accruing TDRs	1.49	1.95	(46)
Nonaccrual loans and accruing TDRs	2.52	3.47	(95)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.31	2.05	(74)
Nonperforming assets and accruing TDRs	2.80	3.98	(118)

As a percent of total assets:
Nonaccrual loans	0.77	1.07	(30)
Nonperforming assets	0.99	1.44	(45)
Accruing TDRs	1.12	1.37	(25)
Nonperforming assets and accruing TDRs	2.11	2.81	(70)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.			Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

			December 31, 2016
	December 31,	December 31,	compared to
	2016	2015	December 31, 2015
ASSETS
Cash and due from banks	$ 14,596	$ 15,080	(3.2)%
Interest-bearing deposits with other banks	61,342	54,223	13.1
Federal funds sold	-	4,508	(100.0)
Cash and cash equivalents	75,938	73,811	2.9

Investment securities available for sale (at fair value)	163,798	212,165	(22.8)
Investment securities held to maturity	6,808	4,191	62.4

Loans	871,525	795,114	9.6
Less: allowance for credit losses	(8,726)	(8,316)	4.9
Loans, net	862,799	786,798	9.7

Premises and equipment, net	16,558	16,864	(1.8)
Goodwill	11,931	11,931	-
Other intangible assets, net	1,079	1,211	(10.9)
Other real estate owned, net	2,477	4,252	(41.7)
Other assets	18,883	23,920	(21.1)

Total assets	$ 1,160,271	$ 1,135,143	2.2

LIABILITIES
Noninterest-bearing deposits	$ 261,575	$ 229,686	13.9
Interest-bearing deposits	735,914	745,778	(1.3)
Total deposits	997,489	975,464	2.3

Short-term borrowings	3,203	6,672	(52.0)
Accrued expenses and other liabilities	5,280	6,040	(12.6)
Total liabilities	1,005,972	988,176	1.8

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	126	0.8
Additional paid in capital	64,201	63,815	0.6
Retained earnings	90,964	83,097	9.5
Accumulated other comprehensive (loss) income	(993)	(71)	(1,298.6)
Total stockholders' equity	154,299	146,967	5.0

Total liabilities and stockholders' equity	$ 1,160,271	$ 1,135,143	2.2

Period-end common shares outstanding	12,665	12,631	0.3
Book value per common share	$ 12.18	$ 11.64	4.6

Shore Bancshares, Inc.					Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2016	2015	% Change	2016	2015	% Change
INTEREST INCOME
Interest and fees on loans	$ 9,679	$ 9,142	5.9%	$ 37,155	$ 35,126	5.8%
Interest and dividends on investment securities:
Taxable	747	854	(12.5)	3,195	3,602	(11.3)
Tax-exempt	1	2	(50.0)	7	10	(30.0)
Interest on federal funds sold	-	1	(100.0)	6	3	100.0
Interest on deposits with other banks	78	48	62.5	289	130	122.3
Total interest income	10,505	10,047	4.6	40,652	38,871	4.6

INTEREST EXPENSE
Interest on deposits	537	750	(28.4)	2,389	3,331	(28.3)
Interest on short-term borrowings	3	4	(25.0)	14	15	(6.7)
Total interest expense	540	754	(28.4)	2,403	3,346	(28.2)

NET INTEREST INCOME	9,965	9,293	7.2	38,249	35,525	7.7
Provision for credit losses	418	475	(12.0)	1,848	2,075	(10.9)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,547	8,818	8.3	36,401	33,450	8.8

NONINTEREST INCOME
Service charges on deposit accounts	883	806	9.6	3,465	2,867	20.9
Trust and investment fee income	369	348	6.0	1,442	1,627	(11.4)
Investment securities gains	-	-	-	30	-	-
Insurance agency commissions	1,797	1,760	2.1	8,551	8,274	3.3
Other noninterest income	1,007	724	39.1	3,157	2,648	19.2
Total noninterest income	4,056	3,638	11.5	16,645	15,416	8.0

NONINTEREST EXPENSE
Salaries and wages	4,381	4,366	0.3	17,626	17,540	0.5
Employee benefits	906	890	1.8	3,993	3,905	2.3
Occupancy expense	613	583	5.1	2,452	2,420	1.3
Furniture and equipment expense	235	215	9.3	963	926	4.0
Data processing	857	809	5.9	3,496	3,260	7.2
Directors' fees	156	114	36.8	511	470	8.7
Amortization of intangible assets	32	33	(3.0)	131	133	(1.5)
FDIC insurance premium expense	42	281	(85.1)	696	1,214	(42.7)
Write-downs of other real estate owned	167	39	328.2	242	127	90.6
Legal and professional fees	441	440	0.2	1,875	2,380	(21.2)
Other noninterest expenses	1,396	1,180	18.3	5,162	4,975	3.8
Total noninterest expense	9,226	8,950	3.1	37,147	37,350	(0.5)

Income before income taxes	4,377	3,506	24.8	15,899	11,516	38.1
Income tax expense	1,882	1,343	40.1	6,261	4,408	42.0

NET INCOME	$ 2,495	$ 2,163	15.3	$ 9,638	$ 7,108	35.6

Weighted average shares outstanding - basic	12,665	12,631	0.3	12,652	12,629	0.2
Weighted average shares outstanding - diluted	12,686	12,645	0.3	12,670	12,639	0.2

Basic net income per common share	$ 0.20	$ 0.17	17.6	$ 0.76	$ 0.56	35.7
Diluted net income per common share	0.20	0.17	17.6	0.76	0.56	35.7
Dividends paid per common share	0.05	0.02	150.0	0.14	0.04	250.0

Shore Bancshares, Inc.							Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2016		2015		2016		2015
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 866,360	4.47%	$ 785,572	4.63%	$ 825,475	4.52%	$ 748,101	4.71%
Investment securities
Taxable	175,207	1.70	213,097	1.60	196,026	1.63	231,960	1.55
Tax-exempt	210	5.30	210	5.30	210	5.30	328	4.54
Federal funds sold	27	0.38	3,886	0.12	1,764	0.34	2,991	0.10
Interest-bearing deposits	58,393	0.54	69,963	0.27	56,479	0.51	53,459	0.24
Total earning assets	1,100,197	3.82%	1,072,728	3.72%	1,079,954	3.78%	1,036,839	3.76%
Cash and due from banks	16,707		16,628		15,844		18,497
Other assets	51,065		56,512		53,899		58,502
Allowance for credit losses	(8,838)		(8,438)		(8,555)		(8,172)
Total assets	$ 1,159,131		$ 1,137,430		$ 1,141,142		$ 1,105,666

Interest-bearing liabilities
Demand deposits	$ 197,810	0.12%	$ 190,237	0.13%	$ 194,062	0.12%	$ 180,810	0.13%
Money market and savings deposits	272,786	0.13	255,974	0.14	265,323	0.13	243,731	0.14
Certificates of deposit $100,000 or more	122,725	0.56	139,663	0.80	127,468	0.64	149,181	0.93
Other time deposits	141,641	0.60	158,011	0.80	148,671	0.67	164,239	0.84
Interest-bearing deposits	734,962	0.29	743,885	0.40	735,524	0.32	737,961	0.45
Short-term borrowings	3,908	0.25	6,199	0.23	5,753	0.24	6,226	0.24
Total interest-bearing liabilities	738,870	0.29%	750,084	0.40%	741,277	0.32%	744,187	0.45%
Noninterest-bearing deposits	258,956		234,164		241,357		211,171
Accrued expenses and other liabilities	5,938		6,585		6,082		6,132
Stockholders' equity	155,367		146,597		152,426		144,176
Total liabilities and stockholders' equity	$ 1,159,131		$ 1,137,430		$ 1,141,142		$ 1,105,666

Net interest spread		3.53%		3.32%		3.46%		3.31%
Net interest margin		3.63%		3.45%		3.56%		3.43%

Shore Bancshares, Inc.							Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 16		4Q 16
	2016	2016	2016	2016	2015	compared to		compared to
	(4Q 16)	(3Q 16)	(2Q 16)	(1Q 16)	(4Q 15)	3Q 16		4Q 15
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 10,029	$ 9,730	$ 9,415	$ 9,273	$ 9,315	3.1%		7.7%
Less: Taxable-equivalent adjustment	64	72	32	30	22	(11.1)		190.9
Net interest income	9,965	9,658	9,383	9,243	9,293	3.2		7.2
Provision for credit losses	418	605	375	450	475	(30.9)		(12.0)
Noninterest income	4,056	4,007	4,041	4,541	3,638	1.2		11.5
Noninterest expense	9,226	9,217	9,365	9,339	8,950	0.1		3.1
Income before income taxes	4,377	3,843	3,684	3,995	3,506	13.9		24.8
Income tax expense	1,882	1,432	1,412	1,535	1,343	31.4		40.1
Net income	$ 2,495	$ 2,411	$ 2,272	$ 2,460	$ 2,163	3.5		15.3

Return on average assets	0.86%	0.83%	0.81%	0.88%	0.76%	3	bp	10	bp
Return on average equity	6.39	6.23	6.04	6.64	5.85	16		54
Return on average tangible equity (1)	7.03	6.86	6.67	7.34	6.49	17		54
Net interest margin	3.63	3.54	3.57	3.50	3.45	9		18
Efficiency ratio - GAAP	65.50	67.10	69.60	67.61	69.10	(160)		(360)
Efficiency ratio - Non-GAAP (1)	65.28	67.00	69.35	67.37	68.84	(172)		(356)

PER SHARE DATA
Basic net income per common share	$ 0.20	$ 0.19	$ 0.18	$ 0.19	$ 0.17	5.3%		17.6%
Diluted net income per common share	0.20	0.19	0.18	0.19	0.17	5.3		17.6
Dividends paid per common share	0.05	0.03	0.03	0.03	0.02	66.7		100.0
Book value per common share at period end	12.18	12.23	12.04	11.88	11.64	(0.4)		4.6
Tangible book value per common share at period end (1)	11.16	11.20	11.00	10.84	10.59	(0.4)		5.4
Market value at period end	15.25	11.78	11.75	11.98	10.88	29.5		40.2
Market range:
High	16.90	11.95	12.50	12.08	11.00	41.4		53.6
Low	11.49	11.32	10.23	11.95	10.64	1.5		8.0

AVERAGE BALANCE SHEET DATA
Loans	$ 866,360	$ 836,955	$ 807,231	$ 790,777	$ 785,572	3.5%		10.3%
Investment securities	175,417	190,475	204,357	214,988	213,307	(7.9)		(17.8)
Earning assets	1,100,197	1,092,105	1,061,645	1,065,514	1,072,728	0.7		2.6
Assets	1,159,131	1,152,309	1,122,568	1,130,238	1,137,430	0.6		1.9
Deposits	993,918	984,940	959,397	968,991	978,049	0.9		1.6
Stockholders' equity	155,367	153,985	151,270	149,032	146,597	0.9		6.0

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 306	$ 349	$ 326	$ 457	$ 257	(12.3)%		19.1%

Nonaccrual loans	$ 8,972	$ 11,490	$ 13,531	$ 11,925	$ 12,093	(21.9)		(25.8)
Loans 90 days past due and still accruing	20	64	6	35	7	(68.8)		185.7
Other real estate owned	2,477	2,197	1,897	3,896	4,252	12.7		(41.7)
Total nonperforming assets	$ 11,469	$ 13,751	$ 15,434	$ 15,856	$ 16,352	(16.6)		(29.9)

Accruing troubled debt restructurings (TDRs)	$ 13,001	$ 13,273	$ 13,338	$ 14,753	$ 15,495	(2.0)		(16.1)

Total nonperforming assets and accruing TDRs	$ 24,470	$ 27,024	$ 28,772	$ 30,609	$ 31,847	(9.5)		(23.2)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.30%	13.37%	13.53%	13.27%	12.95%	(7)	bp	35	bp
Period-end tangible equity to tangible assets (1)	12.32	12.39	12.52	12.25	11.93	(7)		39

Annualized net charge-offs to average loans	0.14	0.17	0.16	0.23	0.13	(3)		1

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.00	1.02	1.04	1.05	-		(5)
Nonaccrual loans	97.26	74.97	61.77	69.68	68.77	2,229		2,849
Nonperforming assets	76.08	62.64	54.15	52.40	50.86	1,344		2,522
Accruing TDRs	67.12	64.90	62.66	56.32	53.67	222		1,345
Nonperforming assets and accruing TDRs	35.66	31.88	29.05	27.15	26.11	378		955

As a percent of total loans:
Nonaccrual loans	1.03	1.34	1.65	1.49	1.52	(31)		(49)
Accruing TDRs	1.49	1.54	1.62	1.85	1.95	(5)		(46)
Nonaccrual loans and accruing TDRs	2.52	2.88	3.27	3.34	3.47	(36)		(95)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.31	1.59	1.88	1.98	2.05	(28)		(74)
Nonperforming assets and accruing TDRs	2.80	3.13	3.50	3.81	3.98	(33)		(118)

As a percent of total assets:
Nonaccrual loans	0.77	0.99	1.20	1.05	1.07	(22)		(30)
Nonperforming assets	0.99	1.19	1.37	1.40	1.44	(20)		(45)
Accruing TDRs	1.12	1.15	1.18	1.30	1.37	(3)		(25)
Nonperforming assets and accruing TDRs	2.11	2.34	2.55	2.70	2.81	(23)		(70)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.						Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						4Q 16	4Q 16
						compared to	compared to
	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	3Q 16	4Q 15
INTEREST INCOME
Interest and fees on loans	$ 9,679	$ 9,398	$ 9,117	$ 8,961	$ 9,142	3.0%	5.9%
Interest and dividends on investment securities:
Taxable	747	754	824	870	854	(0.9)	(12.5)
Tax-exempt	1	2	2	2	2	(50.0)	(50.0)
Interest on federal funds sold	-	1	2	3	1	(100.0)	(100.0)
Interest on deposits with other banks	78	81	58	72	48	(3.7)	62.5
Total interest income	10,505	10,236	10,003	9,908	10,047	2.6	4.6

INTEREST EXPENSE
Interest on deposits	537	574	617	661	750	(6.4)	(28.4)
Interest on short-term borrowings	3	4	3	4	4	(25.0)	(25.0)
Total interest expense	540	578	620	665	754	(6.6)	(28.4)

NET INTEREST INCOME	9,965	9,658	9,383	9,243	9,293	3.2	7.2
Provision for credit losses	418	605	375	450	475	(30.9)	(12.0)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,547	9,053	9,008	8,793	8,818	5.5	8.3

NONINTEREST INCOME
Service charges on deposit accounts	883	899	870	813	806	(1.8)	9.6
Trust and investment fee income	369	358	364	351	348	3.1	6.0
Investment securities gains	-	30	-	-	-	(100.0)	-
Insurance agency commissions	1,797	2,054	1,941	2,759	1,760	(12.5)	2.1
Other noninterest income	1,007	666	866	618	724	51.2	39.1
Total noninterest income	4,056	4,007	4,041	4,541	3,638	1.2	11.5

NONINTEREST EXPENSE
Salaries and wages	4,381	4,346	4,422	4,477	4,366	0.8	0.3
Employee benefits	906	1,009	964	1,114	890	(10.2)	1.8
Occupancy expense	613	643	583	613	583	(4.7)	5.1
Furniture and equipment expense	235	245	248	235	215	(4.1)	9.3
Data processing	857	976	854	809	809	(12.2)	5.9
Directors' fees	156	120	131	104	114	30.0	36.8
Amortization of intangible assets	32	33	33	33	33	(3.0)	(3.0)
FDIC insurance premium expense	42	104	268	282	281	(59.6)	(85.1)
Write-downs of other real estate owned	167	2	66	7	39	8,250.0	328.2
Legal and professional fees	441	440	609	385	440	0.2	0.2
Other noninterest expenses	1,396	1,299	1,187	1,280	1,180	7.5	18.3
Total noninterest expense	9,226	9,217	9,365	9,339	8,950	0.1	3.1

Income before income taxes	4,377	3,843	3,684	3,995	3,506	13.9	24.8
Income tax expense	1,882	1,432	1,412	1,535	1,343	31.4	40.1

NET INCOME	$ 2,495	$ 2,411	$ 2,272	$ 2,460	$ 2,163	3.5	15.3

Weighted average shares outstanding - basic	12,665	12,661	12,648	12,635	12,631	0.0	0.3
Weighted average shares outstanding - diluted	12,686	12,676	12,665	12,649	12,645	0.1	0.3

Basic net income per common share	$ 0.20	$ 0.19	$ 0.18	$ 0.19	$ 0.17	5.3	17.6
Diluted net income per common share	0.20	0.19	0.18	0.19	0.17	5.3	17.6
Dividends paid per common share	0.05	0.03	0.03	0.03	0.02	66.7	150.0

Shore Bancshares, Inc.											Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											4Q 16	4Q 16
											compared to	compared to
	4Q 16		3Q 16		2Q 16		1Q 16		4Q 15		3Q 16	4Q 15
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 866,360	4.47%	$ 836,955	4.50%	$ 807,231	4.56%	$ 790,777	4.57%	$ 785,572	4.63%	3.5%	10.3%
Investment securities
Taxable	175,207	1.70	190,265	1.59	204,147	1.61	214,778	1.62	213,097	1.60	(7.9)	(17.8)
Tax-exempt	210	5.30	210	5.30	210	5.30	210	5.30	210	5.30	-	-
Federal funds sold	27	0.38	511	0.37	2,910	0.34	3,640	0.33	3,886	0.12	(94.7)	(99.3)
Interest-bearing deposits	58,393	0.54	64,164	0.50	47,147	0.50	56,109	0.51	69,963	0.27	(9.0)	(16.5)
Total earning assets	1,100,197	3.82%	1,092,105	3.75%	1,061,645	3.80%	1,065,514	3.75%	1,072,728	3.72%	0.7	2.6
Cash and due from banks	16,707		15,678		14,776		16,205		16,628		6.6	0.5
Other assets	51,065		52,836		54,699		57,037		56,512		(3.4)	(9.6)
Allowance for credit losses	(8,838)		(8,310)		(8,552)		(8,518)		(8,438)		6.4	4.7
Total assets	$ 1,159,131		$ 1,152,309		$ 1,122,568		$ 1,130,238		$ 1,137,430		0.6	1.9

Interest-bearing liabilities
Demand deposits	$ 197,810	0.12%	$ 199,116	0.12%	$ 186,137	0.12%	$ 193,087	0.12%	$ 190,237	0.13%	(0.7)	4.0
Money market and savings deposits	272,786	0.13	268,183	0.13	261,495	0.13	258,715	0.13	255,974	0.14	1.7	6.6
Certificates of deposit $100,000 or more	122,725	0.56	125,265	0.61	129,544	0.69	132,412	0.71	139,663	0.80	(2.0)	(12.1)
Other time deposits	141,641	0.60	147,780	0.64	151,577	0.68	153,774	0.74	158,011	0.80	(4.2)	(10.4)
Interest-bearing deposits	734,962	0.29	740,344	0.31	728,753	0.34	737,988	0.36	743,885	0.40	(0.7)	(1.2)
Short-term borrowings	3,908	0.25	7,075	0.25	5,792	0.24	6,242	0.24	6,199	0.23	(44.8)	(37.0)
Total interest-bearing liabilities	738,870	0.29%	747,419	0.31%	734,545	0.34%	744,230	0.36%	750,084	0.40%	(1.1)	(1.5)
Noninterest-bearing deposits	258,956		244,596		230,644		231,003		234,164		5.9	10.6
Accrued expenses and other liabilities	5,938		6,309		6,109		5,973		6,585		(5.9)	(9.8)
Stockholders' equity	155,367		153,985		151,270		149,032		146,597		0.9	6.0
Total liabilities and stockholders' equity	$ 1,159,131		$ 1,152,309		$ 1,122,568		$ 1,130,238		$ 1,137,430		0.6	1.9

Net interest spread		3.53%		3.44%		3.46%		3.39%		3.32%
Net interest margin		3.63%		3.54%		3.57%		3.50%		3.45%

Shore Bancshares, Inc.						Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	4Q 16	3Q 16	2Q 16	1Q 16	4Q 15	12/31/2016	12/31/2015

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,495	$ 2,411	$ 2,272	$ 2,460	$ 2,163	$ 9,638	$ 7,108
Net income - annualized (A)	$ 9,926	$ 9,592	$ 9,138	$ 9,894	$ 8,581	$ 9,638	$ 7,108

Net income, excluding net amortization of intangible assets	$ 2,514	$ 2,431	$ 2,292	$ 2,480	$ 2,183	$ 9,717	$ 7,189

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 10,001	$ 9,671	$ 9,218	$ 9,975	$ 8,661	$ 9,717	$ 7,189

Average stockholders' equity (C)	$ 155,367	$ 153,985	$ 151,270	$ 149,032	$ 146,597	$ 152,426	$ 144,176
Less: Average goodwill and other intangible assets	(13,030)	(13,063)	(13,096)	(13,129)	(13,155)	(13,079)	(13,200)
Average tangible equity (D)	$ 142,337	$ 140,922	$ 138,174	$ 135,903	$ 133,442	$ 139,347	$ 130,976

Return on average equity (GAAP) (A)/(C)	6.39%	6.23%	6.04%	6.64%	5.85%	6.32%	4.93%
Return on average tangible equity (Non-GAAP) (B)/(D)	7.03%	6.86%	6.67%	7.34%	6.49%	6.97%	5.49%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,226	$ 9,217	$ 9,365	$ 9,339	$ 8,950	$ 37,147	$ 37,350
Less: Amortization of intangible assets	(32)	(33)	(33)	(33)	(33)	(131)	(133)
Adjusted noninterest expense (F)	$ 9,194	$ 9,184	$ 9,332	$ 9,306	$ 8,917	$ 37,016	$ 37,217

Taxable-equivalent net interest income (G)	$ 10,029	$ 9,730	$ 9,415	$ 9,273	$ 9,315	$ 38,447	$ 35,604
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 10,029	$ 9,730	$ 9,415	$ 9,273	$ 9,315	$ 38,447	$ 35,604

Noninterest income (I)	$ 4,056	$ 4,007	$ 4,041	$ 4,541	$ 3,638	$ 16,645	$ 15,416
Adjusted noninterest income (J)	$ 4,056	$ 4,007	$ 4,041	$ 4,541	$ 3,638	$ 16,615	$ 15,416

Efficiency ratio (GAAP) (E)/(G)+(I)	65.50%	67.10%	69.60%	67.61%	69.10%	67.43%	73.21%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	65.28%	67.00%	69.35%	67.37%	68.84%	67.23%	72.95%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 154,299	$ 154,835	$ 152,321	$ 150,109	$ 146,967
Less: Goodwill and other intangible assets	(13,010)	(13,043)	(13,076)	(13,109)	(13,142)
Tangible equity (L)	$ 141,289	$ 141,792	$ 139,245	$ 137,000	$ 133,825

Shares outstanding (M)	12,665	12,663	12,655	12,640	12,631

Book value per common share (GAAP) (K)/(M)	$ 12.18	$ 12.23	$ 12.04	$ 11.88	$ 11.64
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 11.16	$ 11.20	$ 11.00	$ 10.84	$ 10.59

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 154,299	$ 154,835	$ 152,321	$ 150,109	$ 146,967
Less: Goodwill and other intangible assets	(13,010)	(13,043)	(13,076)	(13,109)	(13,142)
Tangible equity (O)	$ 141,289	$ 141,792	$ 139,245	$ 137,000	$ 133,825

Assets (P)	$ 1,160,271	$ 1,157,866	$ 1,125,690	$ 1,131,175	$ 1,135,143
Less: Goodwill and other intangible assets	(13,010)	(13,043)	(13,076)	(13,109)	(13,142)
Tangible assets (Q)	$ 1,147,261	$ 1,144,823	$ 1,112,614	$ 1,118,066	$ 1,122,001

Period-end equity/assets (GAAP) (N)/(P)	13.30%	13.37%	13.53%	13.27%	12.95%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.32%	12.39%	12.52%	12.25%	11.93%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800